HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999

Information about the Growth Fund, the Income Fund, and the Balanced Fund is supplemented as follows:

Growth Fund
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As of March 15, 2000, Sanford C. Bernstein & Co., Inc. ("Bernstein"), Mellon
Equity Associates, LLP and Wellington Management Company ("Wellington") manage approximately 40%, 30% and 30% of the assets of the Growth Fund, respectively. The allocations above are expected to deviate occasionally from these levels, but not significantly.

In managing its portion of the Growth Fund, Bernstein uses traditional methods of stock selection--research and analysis--to identify undervalued stocks. In addition, Bernstein employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

Bernstein, 767 Fifth Avenue, New York, New York 10153, is an investment advisory firm founded in 1967. As of October 31, 1999, Bernstein managed about $85.6 billion in assets. Two managers are primarily responsible for overseeing Bernstein's portion of the Growth Fund. Marilyn G. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Bernstein since 1993; has worked in investment management since 1972; has managed portfolio investments since 1976; joined Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School. Steven Pisarkiewicz, with Bernstein since 1989; Senior Portfolio Manager since 1997; B.S., University of Missouri; M.B.A., University of California at Berkeley.

Income Fund
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As of March 24, 2000, Western Asset Management Company Limited ("WAML"), a
foreign affiliate of Western Asset Management Company ("Western Asset"), was engaged to invest a portion of the Income Fund's assets in non-U.S. dollar denominated securities. Currently, approximately 50% of the assets are to be managed by Western Asset and WAML, with WAML managing up to 15% of Western Asset's portion of the Income Fund.

Under this arrangement, Western Asset will determine the relative portion of the Fund's assets to be invested in non-U.S. dollar denominated securities, which assets will be invested at the discretion of WAML. In managing its portion of the Income Fund, WAML will select the foreign country and currency composition based upon its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAML believes relevant. WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

WAML, 155 Bishopgate, London, EC2M 3XG, is a registered investment adviser founded in 1984 by the American Express organization. In 1992, the firm became a wholly-owned indirect subsidiary of Lehman Brothers Holdings, Inc. In 1996, the firm was acquired by Legg Mason, Inc., the parent of Western Asset. WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset's U.S. domestic clients' portfolios. WAML has approximately $3 billion under management as of December 31, 1999.


Dated:            March 27, 2000


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